EXHIBIT 16

February 9, 2004

Securities and Exchange Commission

Washington, D.C. 20549

Re:	Centiv, Inc.
File No. 000-23221

Dear Sir or Madam:

We have read Item 4 of the Form 8-K of Centiv, Inc. dated February 5, 2004, and agree with the statements concerning our Firm contained therein.

Very truly yours,

/s/ Grant Thornton LLP

GRANT THORNTON LLP